Filed pursuant to Rule 497(c)
File Nos. 333-249784 and 811-23615
Trillium ESG Global Equity Fund
Institutional Shares (PORIX)
Investor Shares (PORTX)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
Trillium ESG Small/Mid Cap Fund
Institutional Shares (TSMDX)
Investor Shares (Not currently offered)
Advisor Shares (Not currently offered)
Class Z Shares (Not currently offered)
PROSPECTUS DATED NOVEMBER 1, 2024
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SUMMARY
Trillium ESG Global Equity Fund
Investment Objective
The Trillium ESG Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.14%	0.12%	0.12%	0.12%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	0.99%	1.07%	1.22%	0.97%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.99%, 1.09%, 1.24% and 0.99% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until November 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$101	$315	$547	$1,213
Advisor Shares	$109	$340	$590	$1,306
Investor Shares	$124	$387	$670	$1,477
Class Z Shares	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 27.31% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non‑U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in initial public offerings (“IPOs”).
Non‑U.S. Investments. The Fund typically invests at least 40% of its net assets in non‑U.S. companies. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non‑U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The portfolio is managed with reference to its performance benchmark as to country and sector allocation but may depart from the benchmark’s allocations at any time, sometimes materially. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75‑120 companies.

In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•	Economic sectors;

•	Countries or regions; and

•	Company size.
The Fund is managed with reference to its performance benchmark as to country and sector allocation but the portfolio managers may depart from the benchmark’s allocations at any time, sometimes materially.

Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.

Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The Trillium ESG Global Equity Fund, a series of Professionally Managed Portfolios (the “Global Equity Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Global Equity Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Global Equity Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Global Equity Predecessor Fund. The Retail Class shares of the Global Equity Predecessor Fund were reorganized into the Investor Shares of the Fund on October 30, 2023. Historical performance for Institutional Shares prior to its inception is based on the performance of Investor Shares. The performance of Institutional Shares has been adjusted to reflect differences in expenses. After‑tax returns are shown for the Fund’s Investor Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.

Annual Total Returns – Investor Shares for year ended December 31*

Best quarter:	04/01/2020 – 6/30/2020 – 18.50%
Worst quarter:	01/01/2020 – 3/31/2020 – (18.76)%

*
The Fund’s fiscal year end is September 30. The Fund’s total return since the end of the last calendar year (December 31, 2023) through the end of the most recent quarter (September 30, 2024) was 12.33%.

Average Annual Total Returns – for the Periods Ended December 31, 2023

	1 Year	5 Years	10 Years	Since Inception[1]
Investor Shares – Before Taxes (No Load)	18.91%	12.33%	8.37%	6.68%
Investor Shares – After Taxes on Distributions (No Load)	17.31%	11.44%	7.28%	6.24%
Investor Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	12.28%	9.82%	6.57%	5.69%
MSCI ACWI Net Total Return Index (USD) (reflects no deductions for fees or expenses)	22.20%	11.72%	7.93%	5.77%
Institutional Shares – Before Taxes (No Load)	19.21%	12.65%	8.67%	6.99%

[1]	Inception for Institutional Shares is March 30, 2007. Inception for Investor Shares is September 30, 1999. See above for a discussion of the Global Equity Predecessor Fund and its share classes.
Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board and the Adviser1.
Portfolio Managers

Matthew Patsky, CFA	Laura McGonagle, CFA
CEO of Trillium, Lead Portfolio Manager	Portfolio Manager

Length of Service: Since 2018*	Length of Service: Since 2021*

*	Length of Service includes portfolio management services provided to the Global Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

[1]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Global Equity Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax‑advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax‑advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

FUND SUMMARY
Trillium ESG Small/Mid Cap Fund
Investment Objective
The Trillium ESG Small/Mid Cap Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses[1]	0.39%	0.39%	0.39%	0.39%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.14%	1.24%	1.39%	1.14%
Fee Waivers and Reimbursements[2]	-0.16%	-0.16%	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.98%	1.08%	1.23%	0.98%

[1]	Restated to reflect current expenses.
[2]
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares respectively until November 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees (the “Board”) of the Fund at any time and will terminate automatically upon termination of the Fund’s Investment Advisory Agreement. Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements may exceed 0.97%, 1.07%, 1.22%, and 0.97% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, due to certain excluded expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example and for the first year of the 3, 5 and 10 year examples. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$100	$346	$612	$1,372
Advisor Shares	$110	$378	$666	$1,486
Investor Shares	$125	$424	$745	$1,655
Class Z Shares	$100	$346	$612	$1,372
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended June 30, 2024, the Fund’s portfolio turnover rate was 31.34% of the average value of its portfolio.
Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid‑sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. The Fund’s subadviser, Trillium Asset Management, LLC (“Trillium”) defines small- and mid‑cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index. As of August 31, 2024, the largest company in the Russell 2500® Index had a market capitalization of $30 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non‑U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non‑U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in initial public offerings (“IPOs”).
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom‑up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.
Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence, when available certain international standards and also. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to certain international standards, and also consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.

Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the principal risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such potential investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods.

Small-Cap and Mid-Cap Company Risk. The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid-capitalization companies may have limited product lines, markets, financial resources, and may depend upon relatively small management groups. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies.
Non-U.S. Securities Risk. Investing in non-U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Investments in non-U.S. securities may also be subject to greater environmental, credit and information risks. The Fund’s investments in non-U.S. securities also are subject to non-U.S. currency fluctuations and other non-U.S. currency-related risks. Non-U.S. securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Income, proceeds and gains received by the Fund from sources within non-U.S. countries may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund’s return on such securities.
Emerging Markets Risk. In addition to the risks of investing in non-U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Emerging market investments are also subject to enhanced custody risk, a risk that is inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Currency Risk. Investments in non-U.S. countries are also subject to currency risk. As the Fund’s investments in non-U.S. securities are generally denominated in non-U.S. currencies, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain such currencies. Certain developing countries face serious exchange constraints. Certain developing countries face serious exchange constraints, including the potential adoption of economic policies and/or currency exchange controls that may affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk. The Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.
Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so.
Market Risk. The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.
Performance Information
The Trillium ESG Small/Mid Cap Fund, a series of Professionally Managed Portfolios (the “Small/Mid Cap Predecessor Fund”) was reorganized into the Fund on October 30, 2023 following shareholder approval. The Fund commenced operations as of this date and assumed the financial and performance history of the Small/Mid Cap Predecessor Fund. The bar chart and performance table below provide an indication of the risks of an investment in the Fund (and the Small/Mid Cap Predecessor Fund for periods prior to the reorganization) by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. For periods prior to the reorganization of the Fund, the performance information is based on the performance of the Small/Mid Cap Predecessor Fund. After‑tax returns are shown for the Fund’s Institutional Shares only and will vary from the after‑tax returns for other share classes. After‑tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑260‑9549 (toll free) or 312‑557‑5913.

Annual Total Returns – Institutional Shares for year ended December 31*

Best quarter:	10/01/2020 – 12/31/2020 – 24.47%
Worst quarter:	1/01/2020 – 03/31/2020 – (28.79)%

*
The Fund’s fiscal year end is September 30. The Fund’s total return since the end of the last calendar year (December 31, 2023) through the end of the most recent quarter (September 30, 2024) was 7.65%.

Average Annual Total Returns – for the Periods Ended December 31, 2023

	1 Year	5 Years	Since Inception[1]
Institutional Shares – Before Taxes (No Load)	9.36%	9.97%	7.48%
Institutional Shares – After Taxes on Distributions (No Load)	8.71%	9.36%	6.84%
Institutional Shares – After Taxes on Distributions and Sale of Fund Shares (No Load)	5.98%	7.86%	5.88%
Russell 2500TM Index[2] (reflects no deductions for fees or expenses)	17.42%	11.67%	9.42%
Russell 3000® Index (reflects no deductions for fees or expenses)	25.96%	15.16%	12.68%
S&P 1000® Total Return Index (reflects no deductions for fees or expenses)	16.35%	12.14%	10.14%

[1]	Inception for Institutional Shares is August 31, 2015.
[2]
During the year ended June 30, 2024, the Fund made various changes to its benchmark indices including the addition of the Russell 3000® Index, a broad-based performance index that meets new regulatory requirements and includes market segments in which the Fund does not primarily invest. The Fund also replaced the S&P 1000® Total Return Index with the Russell 2500® Index, which is the benchmark the Fund uses for comparison to how the Fund is managed. The Adviser and Trillium believe that the Russell 2500® Index reflects the Fund’s investment portfolio of small- and mid-sized companies and is more widely used in the marketplace, as well as more familiar to investors, than the S&P 1000® Total Return Index.

Portfolio Management
Investment Advisers
Trillium is the Fund’s subadviser, subject to supervision by the Board and the Adviser.2
Portfolio Managers

Laura McGonagle, CFA	Mitali Prasad, CFA

Lead Portfolio Manager	Portfolio Manager

Length of Service: Since 2015*	Length of Service: Since 2019*

*	Length of Service includes portfolio management services provided to the Small/Mid Cap Equity Predecessor Fund, which reorganized into the Fund on October 30, 2023.

[2]
The Fund’s investment adviser is Perpetual Americas Funds Services (“PAFS”), which is the business name under which JOHCM (USA) Inc subcontracts portfolio management services to affiliated investment advisers.

Buying and Selling Fund Shares
Minimum Initial Investment

Institutional	Advisor	Investor	Class Z
$ 100,000	No minimum	No minimum	$10,000,000
There is no minimum for additional investments. If you hold shares through a financial intermediary, the financial intermediary may impose its own, different, investment minimums.
To Buy or Sell Shares:
Trillium ESG Small/Mid Cap Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
You can buy or sell shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire. The Adviser and Perpetual Americas Funds Distributors, LLC, the Fund’s distributor, reserve the right to waive any minimum in their sole discretion, and to reject any purchase order for any reason.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax‑advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax‑advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS OF THE FUNDS
Principal Investments and Strategies of Each Fund
Trillium ESG Global Equity Fund
Investment Objective:
The Fund seeks long-term capital appreciation.
Principal Investment Strategies:
The Fund seeks to achieve its investment objective by investing primarily in companies the portfolio managers believe are leaders in managing risks and opportunities related to environmental, social and governance (“ESG”) criteria, have above average growth potential, and are reasonably valued. The Fund invests in both U.S. and non‑U.S. companies of any size or market capitalization. The Fund invests primarily in common stocks, either directly or indirectly. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund obtains indirect exposure to stocks and other equity securities through instruments such as depositary receipts, as described below. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in equity securities that meet the Funds’ subadviser, Trillium Asset Management, LLC (“Trillium”), ESG criteria. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in IPOs.
Non‑U.S. Investments. The Fund typically invests at least 40% of its net assets in non‑U.S. companies. The Fund intends to invest in a broad array of countries, which may include companies located in frontier or emerging markets. In addition to acquiring direct ownership of equity securities of non‑U.S. companies, the Fund may obtain investment exposure indirectly, including through depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non‑U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non‑U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy.
Portfolio Analysis and Construction. Trillium believes that the best long-term investments for the Fund are found in companies that have above-average financial characteristics and growth potential, while also contributing towards the goals of a sustainable global economy. Trillium believes that a company’s sound understanding of sustainability principles can demonstrate the qualities of innovation and leadership that tend to support the creation of a distinct competitive advantage and the building of long-term value. Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.”
In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The Fund may invest in companies of any size. Under normal circumstances, the portfolio managers attempt to mitigate risk through consideration of country and economic sector allocations. The portfolio is managed with reference to its performance benchmark as to country and sector allocation but may depart from the benchmark’s allocations at any time, sometimes materially. The intended outcome of the portfolio managers’ investment process is a portfolio that typically consists of between 75‑120 companies.

In Trillium’s opinion, each company is unique in terms of its business and risk profile. In conducting fundamental and ESG analysis, the portfolio managers seek to identify certain traditional business qualities in each of the companies it considers for the Fund. Identifying companies that meet Trillium’s financial and ESG criteria is an important part of the process, while recognizing that it is also critical to make investments at reasonable valuations. As a result, in conducting fundamental analysis when evaluating a company, Trillium considers factors, such as:

•	The stock price relative to earnings, cash flow, dividend yield, and book value;

•	Valuation of the stock relative to the company’s history, peer group, and to the broad market;

•	Balance sheet and debt service analysis, including various measures of financial leverage and interest coverage ratios;

•	Business practices that are adaptable and reflect industry best practices;

•	A company’s history of innovation and competitiveness;

•	A company’s offering of products and services that meet important needs; and

•	A company’s market position and the potential for sustained long-term growth.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E News. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The portfolio managers look to achieve capital appreciation by investing in superior companies while also considering the Fund’s allocations and exposures across:

•
Economic sectors, although the portfolio managers may elect on occasion to have substantial over and under weights relative to the market based on where the portfolio managers find the most attractive opportunities (i.e., those companies with attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria);

•
Countries or regions, based on where the portfolio managers find attractive opportunities (emphasizing emerging markets that have company ESG reporting requirements comparable to more developed markets); and

•
Company size, with a consistent overall profile of large, global companies but also including smaller companies that present attractive opportunities for investment (emphasizing companies with improving fundamentals, attractive valuation and impending catalysts for growth that meet Trillium’s ESG criteria).

The Fund is managed with reference to its performance benchmark as to country and sector allocation but the portfolio managers may depart from the benchmark’s allocations at any time, sometimes materially.
The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
Although the Fund did not invest significantly in derivatives instruments as of the most recent fiscal year end, it may engage in certain currency hedging transactions.
ESG Considerations and Active Ownership. Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co‑filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.

As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
Trillium ESG Small/Mid Cap Fund
Investment Objective:
The Fund seeks long-term capital appreciation.
Principal Investment Strategies:
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small and mid‑sized companies that meet Trillium’s Environmental, Social, and Governance (“ESG”) criteria. Trillium defines small- and mid‑cap companies as those having market capitalizations that, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2500® Index. As of August 31, 2024, the largest company in the Russell 2500® Index had a market capitalization of $30 billion. The Fund utilizes a core investment style that incorporates elements of both growth and value investing. The Fund may invest up to 20% of its total assets in the securities of non‑U.S. issuers, including indirectly through instruments such as depositary receipts. Depositary receipts, such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a non‑U.S. issuer. Depositary receipts are alternatives to directly purchasing the underlying non‑U.S. securities in their national markets and currencies. Depositary receipts and other investments intended to achieve investment exposure to equity securities indirectly will be counted towards the Fund’s 80% investment policy. The Fund’s non‑U.S. holdings may include companies located in frontier or emerging markets. For purposes of its 80% investment policy, the equity securities that meet Trillium’s ESG criteria are those that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening described below under “Portfolio Analysis and Construction” and “ESG Considerations and Active Ownership.” The Fund may also participate in IPOs.
Portfolio Analysis and Construction. Trillium’s investment philosophy for the Fund is that integrating ESG criteria into the financial analysis process can help identify the best companies positioned to deliver long-term risk adjusted performance.
Trillium constructs the Fund’s portfolio by looking at the companies included in the Fund’s benchmark, supplemented by an analysis of companies outside of the Fund’s benchmark. Within this investment universe the portfolio managers then identify individual companies that satisfy Trillium’s proprietary fundamental and ESG criteria analysis and screening process described under “Portfolio Analysis and Construction” and “ESG

Considerations and Active Ownership.” In conducting fundamental research, the portfolio managers combine fundamental investment considerations with proprietary ESG criteria analysis and screening. Trillium believes that this integrated approach provides insight into how a company behaves commercially and how it deals with existing and emerging ESG risks and opportunities.
Trillium’s investment process for the Fund is a bottom‑up research process focused on identifying companies with high quality characteristics. These include, but are not limited to:

•	Financial statement integrity as determined by a review of financial ratios and company disclosures;

•	History of profitability, and/or positive and growing cash flow from operations;

•
Conservative debt management as measured by a review of leverage ratios and balance sheet analyses including debt to earnings before interest, taxes, depreciation and amortization, and debt to capitalization metrics;

•	Return on investment capital trends; and

•	Sector-relevant leadership on ESG policies and performance.
Portfolio managers also qualitatively consider macroenvironment and geopolitical conditions, including interest rates, inflation trends, employment levels, and regional disputes in relation to overall portfolio construction. In constructing the portfolio, Trillium adheres to risk control parameters such as the maximum size of an individual holding, relative sector weights, and a target average market capitalization for the portfolio.
When selecting securities for the Fund, the portfolio managers’ financial analysis also includes a holistic review of ESG criteria and how they may impact a stock’s valuation or performance. These ESG criteria include key sustainability risks and opportunities spanning a range of topics including board diversity, climate change policies, supply chains and human rights policies. Trillium also excludes or restricts from investment individual companies on the basis of certain qualitative and quantitative screens. See “ESG Considerations and Active Ownership” below for more detail. The portfolio managers evaluate Environmental, Social, and Governance factors for each company. The portfolio managers do not prioritize one set of factors over the others, although “E”, “S” or “G” factors may be given more or less consideration depending on a company’s particular industry. For example, Trillium may weigh Social factors more heavily for a firm in the professional services industry and Environmental factors more heavily for a manufacturing company. Similarly, Trillium’s ESG criteria may be somewhat different across sectors, geographic regions or market capitalizations, and Trillium evaluates ESG criteria and risks for each company it considers for investment. Some of the ESG criteria Trillium assesses, which can vary based on industry as noted above, include, but are not limited to:
Environmental – Use of harmful pollutants and chemicals; Raw material management; Greenhouse gas emissions and use of renewable energy sources.
Social – Payment of fair wages; Human capital management strategy; Encouragement of diversity and inclusion; Support of LGBTQ rights.
Governance – Board diversity; Independent roles of CEO and Board chair; Reasonableness of executives’ wages; Dedication to corporate transparency.
Portfolio managers also analyze a company’s ESG related policies and practices, including reviews of third-party evidence, when available. For example, the portfolio managers may consider whether a company maintains an environmental management system certified to international standards, such as ISO 14001, or compare a company’s Total Recordable Incident Rate, a metric used to measure frequency of health and safety incidents, compared to its industry or peer group. The portfolio managers consider data from a variety of public sources including eligible company filings, other publicly available materials, shareholder/investor events, and in certain cases, information resulting from direct communication with company management teams. The portfolio managers also have access to and consider information obtained from multiple third-party providers for both financial and ESG data, in addition to internally generated analysis, throughout its proprietary investment process. Third-party paid providers currently include Bloomberg L.P., MSCI Inc., FactSet Research Systems Inc., Institutional Shareholder Services, Inc., RepRisk and E&E news. Trillium also reviews publicly available information provided from government agencies, news agencies and not‑for‑profit organizations. See “ESG Considerations and Active Ownership” below for more detail.
The Fund’s portfolio managers may choose to sell a security out of the Fund due to a breakdown in the investment thesis, negative change in sector or company fundamentals, changes that result in ineligibility according to Trillium’s ESG screening process, a material deterioration in ESG characteristics, or excessive relative valuation; or to manage active position weight or to upgrade quality characteristics. Portfolio managers will also consider any relevant macroeconomic or geopolitical conditions (e.g., interest rates, inflation trends, employment levels, and regional disputes) which they believe have the potential to affect the value of a security.
ESG Considerations and Active Ownership. Trillium seeks to identify companies that it believes are strategic leaders, based on business models that it believes are superior and with the ability to create consistent earnings growth. In addition, Trillium looks to identify companies with strong board and management qualities, as evidenced by transparent and conservative financial reporting, and effective management of ESG risks such as risks from new environmental regulations, product safety risk, and reputational risks from major controversies or accidents.
Trillium believes in active ownership and that engaging companies on ESG topics using shareholder advocacy can lead to improvements in corporate ESG performance practices, policies and impact. Trillium typically seeks to align Trillium’s values and financial objectives by combining impactful investment solutions with active ownership, aspiring to provide long-term value while advancing humankind towards a sustainable global economy, a just society, and a better world. For Trillium this means being active shareholders with the intention to advocate in support of protections and respect for human rights, the natural environment, economic, environmental, social, and climate justice, labor rights, and civil society institutions. In pursuing the Fund’s investment objective and considering individual investments, Trillium considers both impact to these aspirational goals as well as financial performance.
Trillium’s shareholder advocacy is primarily conducted by a dedicated advocacy team using various approaches including direct dialogue, filing or co‑filing shareholder proposals, working with multi-stakeholder groups (i.e. organizations that contain multiple stakeholders with an interest in a company’s success, such as public and private company boards, individual and institutional investors, and governmental and academic institutions), convening company/stakeholder meetings, investor and proxy advisor education, and speaking publicly about ESG topics. Trillium, on a firm-wide basis, regularly voices its perspective on public policy matters that relate to ESG topics. The portfolio managers also engage directly with portfolio companies on ESG topics. Over time, ESG topics covered by Trillium’s shareholder engagement have included climate change, workplace diversity, supply chain responsibility, and human rights, among many others. Trillium’s proxy voting guidelines incorporate these ESG matters and perspectives and votes are executed consistent with Trillium’s fiduciary duties.
As part of its ESG analysis, there are certain industries and business activities that Trillium currently identifies as too environmentally risky or as presenting social outcomes that are too unattractive to warrant investment consideration. Trillium employs qualitative and quantitative screens to exclude or restrict these types of investments. The Fund does not invest in companies that are primarily engaged in fossil fuel production based on a company’s total gross revenue unless the company demonstrates a plan to transition to a low carbon business model that Trillium finds credible. At a minimum, to be considered for investment, these companies must derive a material portion of current revenue from renewable energy or enabling technology and have no commitments to invest in new fossil fuel exploration, production, storage, transport (excluding distribution), trading, or refining capacity, or new fossil fuel-based power generation without emissions capture. Trillium will assess a commitment to a low carbon business model transition based on commitments that the company makes in the company’s public filings. The Fund will also exclude from consideration companies that derive a material proportion of their total gross revenue from business activities that are incompatible with Trillium’s sustainability goals. These include business activities related to agricultural biotechnology, coal and certain types of mining, pornography, private prisons, tar sands (i.e., oil sands), arctic drilling, tobacco, casinos and gaming, and weapons/firearms. The Fund also restricts investment in companies that Trillium identifies as having major recent or ongoing controversies involving animal welfare, environmental, governance, human rights, and product safety. When assessing a controversy, Trillium will consider the potential for a controversy to adversely impact a company’s financial performance or cause harm to the company’s stakeholders.
More Information about Investment Strategies Related to the Funds
In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies, and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.
The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective or its other investment policies. If a Fund invests in this manner, it may not achieve its investment objective.
In addition to its principal investment strategies, a Fund may use the investment strategies described below. A Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Funds’ other investment practices and their risks, you should read the SAI.
Temporary Defensive Strategies. The Funds seek to remain fully invested in accordance with their respective investment objectives. However, in an attempt to respond to adverse market, economic, political, or other conditions, a Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. These defensive positions may include investments in cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. Taking a temporary defensive position could prevent a Fund from achieving its investment objective.
Name Policy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). Each Fund’s 80% Policy is set forth in the SAI. Additional detail regarding the implementation of the policy is included in the “Fund Summary” section of this prospectus. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets its 80% Policy requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy. Each Fund’s 80% Policy is non-fundamental and can be changed by the Fund’s Board without shareholder approval. A Fund will provide shareholders with at least 60 days’ prior notice of any changes to the Fund’s 80% policy.
Location of Issuers. A number of the Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries or whether the issuer is located outside the U.S. more generally. Being “located in” a particular country reflects a judgment that an issuer is economically tied to that country, and in determining where an issuer is located for these purposes the Adviser and Trillium will consider a number of factors, including but not limited to:

•	the markets in which the issuer’s securities are principally traded;

•	where the issuer’s headquarters, principal offices or operations are located;

•	where the issuer is organized;

•	the percentage of the issuer’s revenues or profits derived from goods produced or sold, investments made, or services performed in the relevant country;

•	the Adviser’s and Trillium’s own internal analysis; and

•	information provided by third party data analytics service providers.
No single factor will necessarily be determinative nor must all factors be present for the Adviser and Trillium to determine where an issuer is located. The Adviser and Trillium may weigh these factors differently with respect to different geographic policies, different countries or different series of the Perpetual Americas Funds Trust (the “Trust”). The categorization of location of issuer for compliance testing purposes with respect to the Funds may differ from how other or different portfolio managers, investment professionals, or third parties assign the location of individual issuers.
Line of Credit and Borrowings. The Trust, on behalf of certain of the Funds, has entered into a $150 million revolving credit facility agreement (the “Credit Agreement”) with Northern Trust for liquidity or for other temporary or emergency purposes.
The Credit Agreement permits the Funds, and each fund in the Trust, to borrow up to an aggregate amount of $150 million, $50 million of which is committed (requires the lender to advance money to the borrower when requested) and $100 million of which is uncommitted (includes no obligation by the lender to loan funds when requested by the borrower) at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement as well as the asset coverage limitations under the Investment Company Act of 1940. Borrowing results in interest expense and other fees and expenses that may impact the Funds’ expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn committed amounts under the credit facility, which is allocated to between the Funds, and, within each Fund, to each share class, on a pro rata basis, based on such Fund’s (or such share classes, as appropriate) average daily net asset value.
Cash-Sweep Program. The Funds may invest in a cash-sweep program administered by the Northern Trust Company, the Funds’ Administrator, through which a Fund’s cash holdings are placed in the Northern Institutional Funds Treasury Portfolio (the “Cash Sweep Portfolio”) a money market fund pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”). All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks. For example, money market fund sweep vehicles, such as the Cash Sweep Portfolio, are subject to market risks and are not subject to FDIC protection. As a shareholder of the Cash Sweep Portfolio, a Fund would bear, along with other shareholders, its pro rata portion of the Cash Sweep Portfolio’s expenses, including any advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.
Emerging Markets. A number of Funds invest in companies located in emerging markets as part of their principal investment strategies. Unless otherwise stated in a Fund’s principal investment strategy, the Funds define emerging markets countries as those countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.
Summary of Principal Risks
Any investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. Below are the principal risks of the Funds in alphabetical order. The significance of any specific risk to an investment in a Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. Your investment in a Fund may be subject (in varying degrees) to the following risks discussed below. Each Fund may be more susceptible to some of the risks than others and not all risks will be applicable to all Funds. You should read all of the risk information for your Fund presented below carefully, because any one or more of these risks may result in losses to the Fund. Each risk described below applies to each of the Funds unless otherwise indicated.

Active Management Risk. Trillium’s dependence on a quantitative strategy or judgments about the attractiveness, value, and potential appreciation of, or social and environmental factors related to, a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that individual securities will perform as anticipated. Any given investment strategy may fail to produce the intended results, and a Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.
Asset Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies.
Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.
The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, a Fund may nonetheless continue to hold the security in the discretion of Trillium. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.
Currency Risk. A significant portion of a Fund’s assets may be denominated in non‑U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. A Fund is not required to hedge its non‑U.S. currency risk, although it may do so through non‑U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non‑U.S. currency risk, or the hedges are ineffective, the value of a Fund’s assets and income could be adversely affected by currency exchange rate movements.
Cybersecurity Risk. The computer systems, networks, and devices used by a Fund and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of the Funds, Trillium or the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information. Any problems relating to the performance and effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on the Fund or its investors. Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Depositary Receipts Risk. Depositary receipts may be sponsored or unsponsored. Although the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non‑cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights with respect to the underlying securities to depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositaries of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request. Some Funds may also invest in certain depositary receipts without voting rights, for example, Thai non‑voting depositary receipts (“NVDRs”). NVDRs are similar to other depositary receipts except that they do not allow the holder to participate in company decision making through voting. See Investment Strategies and Risks – Depositary Receipts in the Funds’ Statement of Additional Information (“SAI”) for additional information.
Emerging Markets Risk. Investing in emerging market securities magnifies the risks inherent in non‑U.S. investments. In addition to the risks of investing in non‑U.S. investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, tariffs and other sanctions by other countries (such as the United States) and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Geopolitical events such as nationalization or expropriation could even cause the loss of the Fund’s entire investment in one or more countries. In addition, pandemics and outbreaks of contagious diseases may exacerbate preexisting problems in emerging market countries with less established healthcare systems. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. To the extent a Fund invests in frontier countries, these risks will be magnified. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries.
Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, condition and stability of financial institutions, governmental controls, and investment restrictions that are subject to political change and balance of payments position. Issuers of non‑U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Further, a Fund may face greater difficulties or restrictions with respect to investments made in emerging markets countries than in the United States. Satisfactory custodial services may not be available in some emerging markets countries, which may result in a Fund incurring additional costs and delays in the transportation and custody of such securities. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets. In addition, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation. A sub‑set of emerging markets, frontier markets, are less developed than other emerging markets and are the most speculative. They have the least number of investors and may not have a stock market on which to trade. Most frontier markets consist chiefly of stocks of financial, telecommunications, and consumer companies that count on monthly payments from customers. Investments in this sector are typically illiquid, nontransparent, and subject to very low levels of regulation and high transaction fees. Frontier market investments may be subject to substantial political and currency risk. The risk of investing in frontier markets can be increased due to government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. These risks can result in the potential for extreme price volatility.
Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include both direct and indirect investments in such ownership interests, such as public and privately issued equity securities and common and preferred stocks, warrants and rights to subscribe to common stock or other equity securities, convertible securities, and derivative instruments that are expected or intended to track the price movement of equity indices. Different types of equity securities (including different types of instruments that provide direct or indirect exposure to ownership interests in issuers) provide different voting and dividend rights and priority in the event of a bankruptcy and/or insolvency of the issuer. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund’s net asset value to fluctuate. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day‑to‑day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.
Euro- and Eurozone‑Related Risk (Trillium ESG Global Equity Fund). To the extent the Fund invests in investments located in Europe, it may be subject to risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union, an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal, and monetary policies. As a condition to adopting the euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. A number of countries in the European Union have experienced, and may continue to experience, severe economic and financial difficulties. Additional European Union member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, as well as securities of issuers located in the European Union or with significant exposure to European Union issuers or countries, to the extent the Fund invests in such securities. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law.

These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Fund’s shares.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In 2020, the UK left the EU (commonly known as “Brexit”). The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies, and the broader economy, could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Focused Investment Risk. Focusing investments in a particular market, sector or value chain (which includes the range of activities required to bring a product or services to market and which may include issuers in a number of different industries) increases the risk of loss because the stocks of many or all of the companies in such market, sector or value chain may decline in value due to economic, market, technological, political or regulatory developments adversely affecting the market or value chain.
Geographic Focus Risk. From time to time a Fund’s investment may be focused in a particular geographic region. The value of the investments of a Fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location, and conditions that negatively impact that location will have a greater impact on the Fund as compared with a fund that does not have its holdings similarly focused. Events negatively affecting such location are therefore likely to cause the value of a Fund’s shares to decrease, perhaps significantly.
Growth Investing Risk. The prices of growth stocks may be based largely on expectations of future earnings, and can decline rapidly and significantly in reaction to negative news about various factors, such as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over a short or long period of time. Growth stocks may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds investments in growth stocks, a Fund may underperform other investment funds that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Hedging Risk. Some Funds may invest in hedging assets. Hedging is a strategy in which a Fund uses a derivative or other security to offset certain risks associated with other Fund holdings or to render the portfolio more resilient to market fluctuations. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Investment Company Risk. If a Fund invests in shares of another investment company, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which a Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs and closed‑end funds. Furthermore, investments in other funds could affect the timing, amount, and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in a Fund.
IPO Risk. A Fund may purchase securities in IPOs. These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.
Japan Risk (Trillium ESG Global Equity Fund). The Japanese economy may be subject to economic, political and social instability, which could have a negative impact on Japanese securities, and may impact a Fund’s performance to the extent it invests in such securities. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. At times, the Japanese economy has been adversely impacted by government intervention and protectionism, changes in its labor market, and an unstable financial services sector. International trade, government support of the financial services sector and other troubled sectors, government policy, natural disasters and/or geopolitical developments could significantly affect the Japanese economy. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations or by currency fluctuations. Japan is an island state with few natural resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.
Key Person Risk. Key person risk is the risk that results when a Fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at Trillium, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a Fund’s investments for health or other reasons.
Liquidity Risk. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may be amplified in situations where foreign countries close their securities markets for extended periods of time due to scheduled holidays. The Securities and Exchange Commission (the “SEC”) has recently proposed rule amendments that, if adopted as proposed, could result in a larger percentage of the Fund’s investments being classified as illiquid investments.
Market Risk. The market value of a Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of a Fund’s investments, such as management performance, financial condition, and demand for the issuers’ goods and services. The Funds are subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets.
Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. A epidemic or pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, which may adversely affect markets, issuers, and/or non‑U.S. exchange rates. The effects of any disease outbreak may be greater in countries with less developed disease prevention and control programs and may also exacerbate other pre‑existing political, social, economic, market and financial risks. A pandemic and its effects can result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Any such events could have a significant adverse impact on the value of a Fund’s investments.
Non‑U.S. Securities Risk. Non‑U.S. securities risk is the risk associated with investments in issuers located in non‑U.S. countries. Investing in non‑U.S. securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. Securities markets outside the U.S., while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these non‑U.S. markets are less liquid and their prices are more volatile than securities of comparable U.S. companies. In addition, settlement of trades in some non‑U.S. markets is much slower and more subject to failure than in U.S. markets. Other risks associated with investing in non‑U.S. securities include, among other things, imposition of exchange control regulation by the U.S. or non‑U.S. governments, U.S. and non‑U.S. withholding or other taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, and economic or political instability in non‑U.S. nations. There may be less publicly available information about certain non‑U.S. companies than would be the case for comparable companies in the U.S. and certain non‑U.S. companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain non‑U.S. countries. Investors in non‑U.S. countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against non‑U.S. issuers or non‑U.S. persons is limited. Many countries, including developed nations and emerging markets, are faced with concerns about high government debt levels, credit rating downgrades, the future of the euro as a common currency, possible government debt restructuring and related issues, all of which may cause the value of a Fund’s non‑U.S. investments to decline. Nationalization, expropriation or confiscatory taxation, currency blockage, the imposition of sanctions by other countries (such as the United States), political changes or diplomatic developments may also cause the value of a Fund’s non‑U.S. investments to decline. When imposed, non‑U.S. withholding or other taxes reduce a Fund’s return on non‑U.S. securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire non‑U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets and securities of developed market companies that conduct substantial business in emerging markets may also be subject to greater risk. These risks also apply to securities of non‑U.S. issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. In certain cases, depositary receipts may also be issued through programs in local markets, such as Thai NVDRs. See Summary of Principal Risks – Depositary Receipts in this Prospectus for additional information. To the extent a Fund invests a significant portion of its assets in a specific geographic region, the Fund may have more exposure to regional political, economic, environmental, credit/counterparty and information risks. In addition, non‑U.S. securities may be subject to increased credit/counterparty risk because of the potential difficulties of requiring non‑U.S. entities to honor their contractual commitments.
Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if Trillium determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within Trillium’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to a Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including changes to applicable tax laws and regulations, as well as any changes to climate related laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.
Small‑Cap and Mid‑Cap Company Risk. Small- and mid‑capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. These companies may experience higher growth rates and higher interest rates than larger capitalization companies. Therefore, small- and mid‑cap stocks may be more volatile than those of larger companies. Small cap securities may be traded over the counter or listed on an exchange and it may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices. Smaller capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.
Sustainable Investing Risk. Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. Because Trillium evaluates ESG criteria when selecting certain securities, the Fund’s portfolio may perform differently than funds that do not use ESG criteria. ESG criteria may prioritize long term, rather than short term, returns. ESG information and data, including that provided by third parties, may be incomplete, inaccurate, or unavailable, which could adversely affect the analysis relevant to a particular investment. In addition, there is a risk that the securities identified by Trillium to fit within its sustainability criteria do not operate as anticipated. Although Trillium seeks to identify issuers that fit within its sustainability criteria, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. Trillium’s exclusion of certain potential investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well. There is also a risk that Trillium’s shareholder advocacy may be unsuccessful and may result in unanticipated or unintended outcomes. There can be no assurance that Trillium’s shareholder advocacy will result either in superior investment returns, or in a positive outcome for the environment or society.
United Kingdom Investments Risk. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union, and to a lesser extent the United States and China. As a result, the British economy may be impacted by changes to the economic condition of the United States, China and other European countries. The British economy relies heavily on the export of financial services to the United States and other European countries and, therefore, a prolonged slowdown in the financial services sector may have a negative impact on the British economy, as well as on a Fund, to the extent a Fund invests in investments located in the United Kingdom. Furthermore, the United Kingdom voted via referendum to leave the European Union (“Brexit”). After years of negotiations, a trade agreement between the United Kingdom and the European Union became effective on January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The impact of Brexit on the economies of the United Kingdom and its trading partners is still uncertain.
Value Investing Risk. Value securities are securities of companies that may have experienced adverse business, industry, or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. It may take longer than expected for the value of such securities to rise to the anticipated value, or the value may never do so. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Portfolio Holdings Disclosure
A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI.
MANAGEMENT OF THE FUNDS
Trillium Asset Management, LLC
Trillium Asset Management, LLC is located at 1 Congress Street, Suite 3101, Boston, Massachusetts 02114, and serves, subject to supervision by the Board and the Adviser, as the subadviser for the Funds. Trillium manages and supervises the investment of the Funds’ assets on a discretionary basis, subject to oversight by the Board. Trillium is an indirect wholly owned subsidiary of Perpetual Limited. As of September 30, 2024, Trillium had approximately $5.2 billion in assets under management. As compensation for its services, the Adviser pays to Trillium a monthly base fee for its services, subject to any applicable reduction as described further in the Subadvisory Agreement and the SAI.
Predecessor Fund Recapture Arrangements
Under the Third Amended and Restated Expense Limitation Agreement dated June 13, 2024 between the Adviser and the Trust, which references a previous investment advisory agreement between the Small/Mid Cap Fund Predecessor Fund, to which the Trillium ESG Small/Mid Cap Fund now serves as accounting successor (for purposes of this paragraph, the “Predecessor Fund”), and Trillium, who served as the investment adviser to the Predecessor Fund, Trillium agreed to waive investment management fees and reimburse the Predecessor Fund for other expenses of the Predecessor Fund to the extent necessary to limit the total operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses). To the extent that Trillium waived the investment advisory fees and/or reimbursed the Predecessor Fund for such other ordinary expenses, the Adviser may seek reimbursement of a portion or all such amounts from the Trillium ESG Small/Mid Cap Fund, into which the Predecessor Fund has merged, at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Any such recoupment may not cause the Trillium ESG Small/Mid Cap Fund’s ordinary operating expenses to exceed the expense limitation that was in place with respect to the Predecessor Fund when the fees were waived or expenses reimbursed. The Adviser will generally seek recoupment only in accordance with the terms of any expense limitation that is in place with respect to the Trillium ESG Small/Mid Cap Fund at the time of recoupment.
Portfolio Management
The Funds are managed using a team-based approach. Each of the Funds is managed jointly and primarily by one or more investment professionals and may be supported by analysts. The members of the Funds’ management teams, and the name of the Fund for which each team member is responsible, are listed below.
Laura McGonagle, CFA
Portfolio Manager
Trillium ESG Global Equity Fund
Lead Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Laura is a Portfolio Manager and Research Analyst. She is Lead Portfolio Manager on Trillium’s ESG Small/Mid Cap Core strategy and a Portfolio Manager on Trillium’s ESG Global Equity, ESG Core Equity, and Sustainable Opportunities strategies. She joined Trillium Asset Management in 2001. Prior to joining Trillium, she was an equity research analyst at Adams, Harkness and Hill, a Boston-based investment bank that focuses on emerging growth companies. Laura’s last position at Adams was as a sell-side equity analyst in the “Healthy Living” group. This group covered specialty consumer stocks which addressed the consumers’ growing awareness of the impact of nutrition, environment and lifestyle choices on their well-being.
Laura earned a B.A. in quantitative economics from Tufts University in 1992. Laura is a member of the CFA Society Boston and is a Chartered Financial Analyst charterholder.

Matthew Patsky, CFA
Lead Portfolio Manager
Trillium ESG Global Equity Fund
Matt Patsky is CEO and Lead Portfolio Manager of the Trillium ESG Global Equity strategy. Matt has over four decades of experience in investment research and investment management. He began his career at Lehman Brothers in 1984 as a technology analyst. In 1989, while covering emerging growth companies for Lehman, he began to incorporate environmental, social, and governance factors into his research. In 1994, Matt became the first sell side analyst in the United States to publish on the topic of socially responsible investing. As Director of Equity Research for Adams, Harkness & Hill, he built the firm’s powerful research capabilities in socially and environmentally responsible areas such as renewable energy, resource optimization, and organic and natural products. Before Trillium, Matt worked at Winslow Management Company in Boston, where he served as director of research, chair of the investment committee, and portfolio manager for the Green Growth and Green Solutions Strategies.
Mitali Prasad, CFA
Portfolio Manager
Trillium ESG Small/Mid Cap Fund
Mitali is the Lead Portfolio Manager on the ESG Growth & Income and ESG Core strategies and a Portfolio Manager for the ESG Large Cap Core and ESG Small/Mid Cap Core strategies. She joined Trillium in 2016 and previously served as a portfolio manager and equity research analyst at Washington Capital Management, where she covered multiple industry sectors and managed MID and SMID GARP portfolios. She held similar portfolio manager and equity analyst roles at OFI Institutional (Oppenheimer Funds) and Babson Capital Management, where she started her career in 1994.
Mitali holds a Bachelor of Electronics and Telecommunications Engineering from the Delhi Institute of Technology in New Delhi, India and a Master of International Affairs from Columbia University in New York. She earned an M.B.A. from the Indian Institute of Management in Bangalore, India in 1991. She is a Chartered Financial Analyst (CFA) charterholder and a member of the CFA Institute and the CFA Society Boston, serving on its SRI committee from 2008 – 2010 and as Chair of its Value Investing committee from 2009 – 2013.

Investment Adviser, Administrator, Transfer Agent, Custodian, and Distributor
Perpetual Americas Funds Services serves as the investment adviser to the Funds. Its principal place of business is 1 Congress Street, Suite 3101, Boston, Massachusetts 02114. The Adviser is an indirect wholly owned subsidiary of Perpetual Limited. Perpetual Limited is a diversified financial services company that has been serving Australians since 1886. The Adviser is an investment adviser registered with the SEC in the U.S. under the Investment Advisers Act of 1940, as amended. As investment adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises, and administers each Fund’s investment program. The Adviser also ensures compliance with each Fund’s investment policies and guidelines. For its services, the Adviser is entitled to a management fee, as set forth below, which is calculated daily and paid monthly based on the average daily net assets of each Fund. As of September 30, 2024, the Adviser had approximately $11.18 billion in assets under management.
Under the Funds’ Investment Advisory Agreement, the Adviser is paid an annual management fee from each Fund as follows:

Fund	Management Fee (as percentage of average daily net assets)
Trillium ESG Global Equity Fund	0.85%/0.72%*
Trillium ESG Small/Mid Cap Fund	0.75%

*	0.85% of average daily net assets up to $1 billion; 0.72% of average daily net assets in excess of $1 billion.
Disclosure regarding the basis for the Board’s approval of the Investment Advisory Agreement between the Adviser and each of the Funds are available in the Funds’ Form N-CSR filing for the period ending June 30, 2024.
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Funds’ Administrator and Fund Accounting Agent, Transfer Agent, and Custodian. The Funds have entered into a distribution agreement with Perpetual Americas Funds Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, to distribute shares of the Funds.
YOUR ACCOUNT
Pricing Your Shares
When you buy and sell shares of a Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the NYSE, normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received and deemed to be in good order by the Funds’ Transfer Agent or a financial intermediary. Only purchase orders received and deemed to be in good order by the Funds’ Transfer Agent before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Funds or a financial intermediary after the NYSE closes will be effective the following Business Day. The NAV of a Fund may change every day.

A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866-260-9549 (toll free) or 312-557-5913 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Funds’ “Customer Identification Program” as described below.
Valuing the Funds’ Assets
The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Each Fund generally uses pricing services to determine the market value of securities. Non‑U.S. securities, currencies, and other assets and liabilities denominated in non‑U.S. currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. dollar as provided by an approved independent pricing service.
In compliance with Rule 2a‑5 of the 1940 Act, the Board has designated the Adviser as the Funds’ “valuation designee” with responsibility for establishing fair value when the price of a security is not readily available or deemed unreliable. The Adviser, in its role as the valuation designee, has established an internal committee (the “Committee”) comprised of select officers and staff of the Adviser to discharge its responsibilities under the Trust’s valuation procedures (the “Valuation Procedures”).
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or non‑U.S. exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser, as valuation designee, will value a Fund’s assets at their fair value according to the Valuation Procedures approved by the Fund’s Board. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, such security’s fair value will be determined by the Adviser using the Valuation Procedures, subject to oversight by the Fund’s Board.
In addition, fair value pricing may be used if events materially affecting the value of non‑U.S. securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Fund may use a systematic valuation model provided by a third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Non‑U.S. markets in which a Fund buys securities may be open on days the U.S. markets are closed, causing a Fund’s NAV to change even though the Fund is closed. On days when the U.S.

markets are closed, a Fund’s shareholders will not be able to purchase or sell Fund shares. While fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Funds have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Funds generally do not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non‑U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Funds. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non‑U.S. trust or estate, corporation, or partnership. Investment in the Funds by non‑U.S. investors may be permitted on a case‑by‑case basis, at the sole discretion of the Funds.
You may purchase shares directly from the Funds or through your broker or financial intermediary on any day the NYSE is open, subject to certain restrictions described below. Purchase requests received in good order by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the close of the NYSE) will be effective at that day’s share price. Purchase requests received in good order by the Funds or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following Business Day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Funds may accept initial investments smaller than the minimum initial investment amounts from eligible retirement account investors and in connection with the Funds’ participation in third-party distribution platforms and in certain other instances at their discretion.
Share Classes
The Funds offer multiple share classes. Each Fund offers four classes of shares through this Prospectus: Institutional, Advisor, Investor and Z Shares. Each class of shares of each Fund has the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. Your financial intermediary can help you determine which share class to purchase. You should choose a share class for which you are eligible, with the expense structure that best meets your needs.
The principal differences among the classes are as follows:

	Institutional	Advisor	Investor	Class Z
Minimum Initial Investment	$100,000	None	None	$10,000,000
Minimum Subsequent Investment	None	None	None	None
Sub‑ Accounting/Sub‑ Transfer Agency Expenses	Yes. Expenses may vary depending on the arrangements with financial intermediaries that offer Fund shares. Expenses are incurred pursuant to “fee for service” arrangements with financial intermediaries.	None	None	None
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Sales Charge (Load)	None	None	None	None
Redemption Fees	None	None	None	None
Institutional Shares of the Funds are primarily for institutional investors investing for their own or their customers’ accounts, and for investments made though financial institutions or intermediaries that typically require sub‑accounting, sub‑transfer agency, shareholder services payments and/or recordkeeping payments from the Fund for some or all of their underlying investors (“sub‑transfer agency fees”). Institutional Shares are expected to bear certain expenses associated with sub‑transfer agency fees, which amounts may vary between the Funds. The minimum initial investment for Institutional Shares is $100,000. If you purchase Institutional Shares, you will not pay a sales charge at the time of purchase and you will not pay a 12b‑1 fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Your financial intermediary can help you determine whether you are eligible to purchase Institutional Shares. Eligible Institutional Share investors primarily include:

•	individuals and institutional investors with a minimum initial investment of $100,000;

•
employer sponsored retirement plans, pooled investment vehicles, clients of financial institutions or intermediaries which charge such clients a fee for advisory, investment consulting, or similar services or have entered into an agreement with the Funds or the Distributor to offer such shares though an investment platform;

•	clients of trust companies where the trust company is acting in fiduciary capacity, as agent, or as custodian;

•	investors through certain brokerage platforms in which an investor transacting through a broker may be required to pay commission and/or other forms of compensation to the broker;

•
officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986, as amended (the “Code”)), of the Funds and the Adviser, and its subsidiaries and affiliates;

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•	Other investors for which the Fund or the Distributor has pre-approved the purchase.
Advisor Shares of the Funds are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. There is no minimum investment amount required for Advisor Shares. If you purchase Advisor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding ten basis points (0.10%) of each Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Advisor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.

Investor Shares of the Funds are primarily for certain individual investors and investments made through financial institutions or intermediaries. There is no minimum investment amount required for Investor Shares. If you purchase Investor Shares of the Funds, you will not pay a sales charge at the time of purchase or sub‑transfer agency fees, but you will pay a 12b‑1 fee not exceeding twenty-five basis points (0.25%) of a Fund’s average daily net assets. Your financial intermediary can help you determine if you are eligible to purchase Investor shares. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
Class Z Shares of the Funds require a minimum initial investment of $10,000,000. If you purchase Class Z Shares, you will not pay a sales charge at the time of purchase, a 12b‑1 fee or sub‑transfer agency fee. The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of the Funds.
The following categories of investors and accounts may buy Class Z Shares of each Fund, provided that they do not require or receive sub‑accounting or recordkeeping payments from the Fund:

•
Institutional investors, including, but not limited to, employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), endowments, foundations, insurance company general accounts, insurance company separate accounts, local, city, and state governmental institutions, and other tax-exempt entities that meet the requirements for qualification under Section 501 of the Code.

•	Unaffiliated U.S. registered mutual funds including those that operate as “fund of funds,” collective trust funds, investment companies or other pooled investment vehicles.

•	Other investors for which the Fund or the Adviser has pre-approved the purchase.
The following categories of investors and accounts qualify to buy Class Z Shares of each Fund but the $10 million investment minimum is waived:

•	Employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs) that invest through a record-keeper or third party retirement platform.

•
Advisory programs where the shares are acquired on behalf of program participants in connection with a comprehensive fee or other advisory fee arrangement between the program participant and a registered broker dealer or investment adviser, trust company, bank, family office, or multi-family office (referred to as the “Sponsor”) on behalf of program participants if:

•	the program participant pays the Sponsor a fee for investment advisory or related services, under a comprehensive fee or other advisory fee arrangement; and

•	the Sponsor or the broker-dealer through which the Fund’s shares are acquired has an agreement with the Distributor.

•
Any trust or plan established as part of a qualified tuition program under Section 529 of the Code, if a contract exists between the Distributor and/or its affiliates and the state sponsor of the program or one of its service providers, to provide the program:

•	services relating to operating the program; and/or

•	Fund shares for purchase which require sub-transfer agency fees from the Fund.

•
Clients (other than defined contribution employer sponsored retirement plans) of an institutional consultant where (a) the consultant has undertaken to provide certain services directly to the client with respect to the client’s investment in the Fund and (b) the Fund or the Distributor has notified that consultant in writing that the proposed investment is permissible.

•	Investment companies or other pooled vehicles that are managed by the Adviser or its affiliates.

•
Officers, trustees, and employees, and their immediate family members (i.e., spouses, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Code, of the Funds and the Adviser, and its subsidiaries and affiliates.

•	Existing institutional separate account clients of the Adviser or its affiliates.

•	Investors for whom the Fund or the Adviser determines that a strategic reason exists for such a waiver.

•	Investors with an account which the Fund or the Adviser believes will grow to meet the investment minimum in the future.
The Funds reserve the right to modify or waive the eligibility requirements and investment minimums at any time.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Funds will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. The Funds also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified. Once the Funds are able to verify your identity, your investment will be accepted and processed at the next determined NAV. However, if we are unable to verify your identity, each Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Funds may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Funds through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Funds may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Funds through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Funds’ behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.
Each Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT). These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.
Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Funds. Certain intermediaries may receive compensation from the Funds, the Adviser, or their affiliates.
Compensation to Financial Intermediaries
It is expected that Institutional Class, Advisor Class, Investor Class and Class Z shares of the Funds will make payments, or reimburse the Adviser or its affiliates for payments they make, to financial intermediaries that provide certain administrative, recordkeeping, and account maintenance services (sometimes referred to as “sub‑transfer agency” or “sub‑TA” services). The amount of such payments and/or reimbursement is subject to the caps established by the Board and is reviewed by the Trustees periodically.
Although the nature and extent of sub‑transfer agency services provided to shareholders and the amount of sub‑transfer agency fees charged to each class will vary among financial intermediaries, Institutional Class, Advisor Class, Investor Class and Class Z shares each bear sub‑accounting expenses on a class-wide basis. This means that the sub‑transfer agency fees you bear as a Fund shareholder may be greater than the sub‑transfer agency fees charged by your financial intermediary to the Fund with respect to your investment. Advisor Class and Investor Class shares may make sub‑transfer agency payments out of amounts authorized under distribution plans to be adopted pursuant to Rule 12b‑1 under the Investment Company Act of 1940.
The Adviser also may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries for sub‑transfer agency services they provide to their clients or customers that hold shares of the Funds. Payments generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement.
Additional information concerning payments the Funds, the Adviser or their affiliates may make to financial intermediaries, and the services provided by financial intermediaries, can be found in the SAI under “Payments to Financial Intermediaries.”
Fund Direct Purchases
You also may open a shareholder account directly with the Funds. You can obtain a copy of the New Account Application by calling the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

Telephone: 866‑260‑9549 (toll free) or 312‑557‑5913
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38 Chicago, IL 60604

•	You must also call 866-260-9549 (toll free) or 312-557-5913 on days the Funds are open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Funds. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Funds or the Transfer Agent. Wires must be received prior to 4:00 pm ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

To Add to an Existing Account:

•	Call 866‑260‑9549 (toll free) or 312‑557‑5913 on days the Funds are open for business or provide a subsequent purchase Letter of Instruction.

•	Have your bank wire federal funds or effect an ACH transfer to:
The Northern Trust Company
Chicago, Illinois
ABA Routing No. 0710-00152
Northern Trust Account #5201682900
Shareholder Account #PAFT1056 (ex. PAFT10561234567)
Shareholder Name:
By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Funds reserve the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by a Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Funds.

Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1‑866‑260‑9549 (toll free) or 312‑557‑5913 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in a Fund on any day the NYSE is open, subject to certain restrictions described below. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Funds’ Transfer Agent or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following Business Day.
The price you will receive when you redeem your shares will be the NAV next determined after the Funds receive your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of a Fund as described in “Additional Information About Redemptions”. Redemptions in‑kind are typically used to meet redemption requests that represent a large percentage of a fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. Redemptions in‑kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. Redemption‑in‑kind proceeds are limited to securities that are traded on a public securities market or are limited to securities for which quoted bid and ask prices are available. They are distributed based on a weighted-average pro‑rata basis of a Fund’s holdings to the redeeming shareholder. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account. The Funds typically expect to hold cash or cash equivalents to meet redemption requests. A Fund also may use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during stressed market conditions.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Funds and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail

•	Send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The redemption request must include:
1. The number of shares or the dollar amount to be redeemed;
2. The Fund account number; and
3. The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee (see below) is required but may be waived in certain (limited) circumstances if:
1. The proceeds are to be sent elsewhere than the address of record, or
2. The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866-260-9549 (toll free) or 312-557-5913 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866-260-9549 (toll free) or 312-557-5913 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766

Overnight Address:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Funds or the Transfer Agent.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Funds, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Funds may terminate the telephone procedures at any time. During periods of extreme market activity, it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required, but may be waived in certain (limited) circumstances if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•
information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866‑260‑9549 (toll free) or 312‑557‑5913 for Medallion Signature Guarantee requirements.

Additional Information About Redemptions
The Funds typically expect that they will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request although proceeds normally are paid within three (3) Business Days. If you are redeeming shares that have been purchased via ACH, the Funds may hold redemption proceeds until the purchase amount has been collected, which may be as long as five (5) Business Days after purchase date. For shares recently purchased by check, redemption proceeds may not be available until the check has cleared which may take up to five (5) days for the date of purchase. To eliminate this delay, you may purchase shares of a Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment of redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth over the lesser of $250,000 or 1% of the NAV of a Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on a Fund and its remaining shareholders. A redemption of shares is generally a taxable event for shareholders, regardless of whether the redemption request is satisfied in cash or in kind. As with any security, a shareholder will also bear taxes on any capital gains from the sale of a security received in a redemption in kind.
Involuntary Redemptions of Your Shares
If your account balance drops below $100,000 in the case of Institutional Shares, $250 in the case of Advisor Shares, $250 in the case of Investor Shares, or $10,000,000 in the case of Class Z Shares because of redemptions you may be required to sell your shares. The Funds will provide you at least thirty (30) days’ written notice to give you sufficient time to add to your account and avoid the sale of your shares.
How to Exchange Shares
You may exchange your shares for the same share class of another Fund on any Business Day by contacting the Funds directly by mail or telephone by calling 1‑866‑260‑9549 (toll free) or 312‑557‑5913. The exchange privilege may be changed or canceled at any time upon sixty (60) days’ written notice.
You may also exchange your shares of one class of a Fund for shares of another class of the same Fund, provided that you qualify as an eligible investor for the requested class at the time of the exchange. Investors are responsible for initiating an exchange request and all exchanges are subject to meeting any investment minimum or eligibility requirements. If you hold shares through a financial intermediary, your financial intermediary also may initiate an exchange between share classes in certain circumstances. You should consult your financial intermediary for details and read carefully any materials provided by the intermediary along with this prospectus. The Funds do not charge a fee for this privilege.
The Funds reserve the right to eliminate this exchange privilege at any time at its discretion and may refuse exchanges by any person or group if, in the Funds’ judgment, the Funds would potentially be adversely affected. Before making an exchange request, you should read the prospectus carefully, particularly since fees and expenses differ from one class to another. An exchange between classes of shares of the same Fund is generally not taxable for U.S. federal income tax purposes. However, investors generally will realize a taxable gain or loss when exchanging shares of a Fund for shares of another Fund. The Funds do not provide tax advice; you should consult your own tax advisor. If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Market Timing Policy” below.
Market Timing Policy
Each Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of a Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term or efficient portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because each Fund invests its assets in non‑U.S. securities, investors may seek to take advantage of time zone differences between the non‑U.S. markets on which a Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of a Fund based on events occurring after non‑U.S. market closing prices are established but before the NAV calculation, that are likely to result in higher prices in non‑U.S. markets the next day. The market-timer would then redeem the Fund’s shares the next day when a Fund’s share price would reflect the increased prices in non‑U.S. markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may: (1) require a Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause a Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of each Fund has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Funds periodically examine transactions that exceed monetary thresholds or numerical limits within certain time periods. If a Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, a Fund may, with or without prior notice to the investor, reject further purchase or exchange orders from that investor, and disclaim responsibility for any consequential losses that the investor may incur related to the rejected purchases. Alternatively, the Funds may limit the amount, number, or frequency of any future purchases or exchanges and/or the method by which an investor may request future purchases and redemptions. A Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Funds believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Funds through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Funds with a net purchase or redemption. The identity of individual investors ordinarily is not known to or tracked by the Funds. The Funds will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Funds; (2) furnish the Funds, upon request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.
The Funds apply these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Funds may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with a Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of each Fund. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Distribution Plans
The Funds have adopted a plan under Rule 12b‑1 that authorizes Advisor Class and Investor Class shares to pay distribution fees. Fees under the plan will not exceed 0.10% for Advisor shares and 0.25% for Investor shares. Because these fees are paid out of a Fund’s assets on an on‑going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
DIVIDENDS AND DISTRIBUTIONS
Fund Policy
Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains, if any, at least once a year. Each Fund may distribute income dividends and capital gains more frequently, if necessary, to reduce or eliminate U.S. federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of a Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
Any undelivered checks or checks that are not cashed for six months may be deemed legally abandoned if an attempt to reach you to request a reissue of the check is not successful. The proceeds will then be escheated (transferred) to the appropriate state’s unclaimed property administration in accordance with statutory requirements.
TAXES
Distributions
The following information is provided to help you understand the U.S. federal income taxes you may have to pay on income dividends and capital gains distributions from a Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about U.S. federal, state or local or non‑U.S. tax consequences before making an investment in a Fund.
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. By so qualifying, a Fund will not be subject to U.S. federal income taxes to the extent it timely distributes all of its net investment income and any net realized capital gains.
For U.S. federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain distributions of qualified dividend income paid to a non‑corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net capital gains (that is, the excess of the net realized gains from the sale of investments that a Fund owned for more than one year over the net realized losses from investments that a Fund owned for one year or less) that are properly reported by a Fund as capital gain dividends will generally be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in a Fund shortly before it makes a distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after a Fund has experienced appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Distributions from a Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax‑advantaged plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by a Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of a Fund’s distributions could vary in any given year.
Each Fund will mail to each shareholder after the close of the calendar year a U.S. Internal Revenue Service (“IRS”) Form 1099 setting forth the U.S. federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is generally subject to U.S. federal income tax. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. For individuals, any long-term capital gains you realize from selling, redeeming or exchanging Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. For shares acquired on or after January 1, 2012, each Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold, redeemed or exchanged. Each Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS‑accepted cost basis method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal and state income tax returns. A Fund’s shareholders should consult with their tax advisers to determine the best IRS‑accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the IRS instructs a Fund to withhold a portion of your distributions or proceeds. You should be aware that a Fund may be fined by the IRS for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, a Fund may make a corresponding charge against the account.
Tax Status for Retirement Plans and Other Tax‑Advantaged Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax‑advantaged account, dividend and capital gain distributions generally are not subject to current U.S. federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should consult with your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Net Investment Income Tax
An additional 3.8% tax may be imposed on distributions you receive from a Fund and gains from selling, redeeming, or exchanging your Fund shares.
SHAREHOLDER REPORTS AND OTHER INFORMATION
The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Funds at 866‑260‑9549 (toll free) or 312‑557‑5913 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand the financial performance of each class of shares of each Fund and their predecessor Funds, as applicable, for the past five fiscal years. Some of this information reflects financial information for a single Fund share. Financial information for the periods prior to October 30, 2023 represents the past financial information of the applicable Fund’s predecessor fund.
The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. The financial information for the fiscal year ended June 30, 2024 has been audited by PricewaterhouseCoopers, LLP, the independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR filing. You can obtain the Form N-CSR filing, which contains more performance information, at no charge by calling 866-260-9549.
The financial information for the Funds’ fiscal years ended June 30, 2023 and prior were audited by the predecessor funds’ independent registered public accounting firm.

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Investor Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.42	$52.71	$65.97	$45.99	$44.81

Income (loss) from investment operations:
Net investment income(a)	0.39	0.33	0.20	0.06	0.10
Net realized and unrealized gains (losses) from investments and foreign currency	5.97	7.93	(11.64)	21.00	2.19

Total from investment operations	6.36	8.26	(11.44)	21.06	2.29

Less distributions paid:
From net investment income	(0.37)	(0.22)	(0.03)	(0.07)	(0.24)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	(3.34)	(2.55)	(1.82)	(1.08)	(1.11)

Change in net asset value	3.02	5.71	(13.26)	19.98	1.18

Net asset value, end of year	$61.44	$58.42	$52.71	$65.97	$45.99

Total return	11.45%	16.36%	(17.94%)	46.14%	5.02%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$250.8	$248.3	$232.5	$297.8	$217.8
Ratio of expenses to average net assets	1.24%	1.31%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.67%	0.60%	0.30%	0.11%	0.22%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Institutional Shares
Trillium ESG Global Equity Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$58.15	$52.50	$65.70	$45.80	$44.61

Income (loss) from investment operations:
Net investment income(a)	0.53	0.48	0.41	0.23	0.22
Net realized and unrealized gains (losses) from investments and foreign currency	5.94	7.89	(11.61)	20.89	2.20

Total from investment operations	6.47	8.37	(11.20)	21.12	2.42

Less distributions paid:
From net investment income	(0.53)	(0.39)	(0.21)	(0.21)	(0.36)
From net realized gains	(2.97)	(2.33)	(1.79)	(1.01)	(0.87)

Total distributions paid	(3.50)	(2.72)	(2.00)	(1.22)	(1.23)

Change in net asset value	2.97	5.65	(13.20)	19.90	1.19

Net asset value, end of year	$61.12	$58.15	$52.50	$65.70	$45.80

Total return	11.72%	16.69%	(17.70%)	46.52%	5.34%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$708.3	$645.1	$608.1	$622.1	$360.6
Ratio of expenses to average net assets	1.00%	1.03%	1.01%	1.02%	1.03%
Ratio of net investment income to average net assets	0.93%	0.89%	0.65%	0.40%	0.49%
Portfolio turnover rate(b)	27.31%	10.00%	7.00%	10.00%	11.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Portfolio turnover is calculated at the fund level without regard to each class of shares.

TRILLIUM MUTUAL FUNDS
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
For the periods indicated

	Institutional Shares
Trillium ESG Small/Mid Cap Fund	Year Ended June 30, 2024	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2020
Net asset value, beginning of year	$15.11	$13.73	$16.96	$11.01	$12.36

Income (loss) from investment operations:
Net investment income (loss)(a)	0.02	0.02	(0.02)	(0.02)	0.04
Net realized and unrealized gains (losses) from investments and foreign currency	0.44	1.78	(2.82)	5.99	(0.90)

Total from investment operations	0.46	1.80	(2.84)	5.97	(0.86)

Less distributions paid:
From net investment income	(0.01)	(0.01)	—	(0.02)	(0.05)
From net realized gains	(0.36)	(0.41)	(0.39)	—	(0.45)

Total distributions paid	(0.37)	(0.42)	(0.39)	(0.02)	(0.50)

Proceeds from redemption fees	—	— (b)	— (b)	— (b)	0.01

Change in net asset value	0.09	1.38	(3.23)	5.95	(1.35)

Net asset value, end of year	$15.20	$15.11	$13.73	$16.96	$11.01

Total return	3.14%	13.37%	(17.16%)	54.23%	(7.34%)
Ratios/Supplemental data:
Net assets, end of year (000’s)	$40.2	$43.8	$33.2	$31.7	$14.0
Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets	0.16%	0.12%	(0.12%)	(0.15%)	0.34%
Ratio of gross expenses to average net assets	1.18%	1.39%	1.36%	1.77%	1.93%
Portfolio turnover rate	31.34%	26.00%	21.00%	20.00%	35.00%

(a)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.
(b)	Amount is less than $0.005 per share.

Perpetual Americas Funds Trust
Notice of Privacy Policy & Practices
I. SAFEGUARDING PRIVACY
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.
II. INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
III. INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non‑public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
IV. INFORMATION WE MAY SHARE WITH AFFILIATES
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
V. SAFEGUARDING CUSTOMER INFORMATION
We will safeguard, according to federal standards of security and confidentiality, any non‑public personal information our customers share with us.
We will limit the collection and use of non‑public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non‑public customer information to have access to that information.
We will not reveal non‑public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and, except as described below, every year that you are a customer of the Trust, or anytime we make a material change to our privacy policy.
We may combine a privacy notice with another document (for example, an account statement, annual report, prospectus, trade confirmation) or may deliver the notice electronically where appropriate consent has been obtained. We generally will not deliver an annual notice as long as (i) we disclose non‑public personal information only as described above policy, and (ii) we have not changed our policies and practices with regard to disclosing non‑public personal information from the policies and practices that were disclosed in the most recent disclosure sent to consumers pursuant to this policy.

Investment Subadviser
Trillium Asset Management, LLC
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Investment Adviser
Perpetual Americas Funds Services
1 Congress Street, Suite 3101
Boston, Massachusetts 02114
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, Massachusetts 02199
Distributor
Perpetual Americas Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call
866‑260‑9549 (toll free) or 312‑557‑5913
To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about a Fund’s investments is available in the Trust’s annual and semi-annual report to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds such as Fund financial statements and to make shareholder inquiries. You may also visit the Funds on the web at www.trilliuminvest.com/documents-disclosures to obtain free copies of the Trust’s SAI and annual and semi-annual reports. Or write to the Trust at:
Perpetual Americas Funds Trust
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number: 811-23615